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                                                                    Exhibit 99.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Chris T. Sullivan, Chairman of the Board and Chief Executive Officer of Outback Steakhouse, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2003 (the "Report") which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (U.S.C. 78m or 78o(d)); and

         (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Chris T. Sullivan
--------------------------
Chris T. Sullivan
Chairman of the Board and
Chief Executive Officer
May 15, 2003

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company, and furnished to the Securities and Exchange Commission or its staff upon request.